                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.

                                /s/ JOSEPH L. DIONNE
                                JOSEPH L. DIONNE

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by Joseph L. Dionne, who is personally known to me.

                               /s/ Janice Johnson
                               Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.


                               /s/ EDWARD T. FOOTE II
                               EDWARD T. FOOTE II

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by Edward T. Foote II, who is personally known to me.

                               /s/ Janice Johnson
                               Notary Public



My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.

                               /s/ DAVID I. FUENTE
                               DAVID I. FUENTE

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by David I. Fuente, who is personally known to me.

                               /s/ Janice Johnson
                               Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.

                               /s/ JOHN A. GEORGES
                               JOHN A. GEORGES

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by John A. Georges, who is personally known to me.


                               /s/ Janice Johnson
                               Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.

                                /s/ VERNON E. JORDAN, JR.
                                VERNON E. JORDAN, JR.

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )


The foregoing instrument was acknowledged before me this 30th day of July, 1998, by Vernon E. Jordan, Jr., who is personally known to me.


                                /s/ Janice Johnson
                                Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.


                               /s/ DAVID T. KEARNS
                               DAVID T. KEARNS

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by David T. Kearns, who is personally known to me.

                               /s/ Janice Johnson
                               Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.

                               /s/ LYNN M. MARTIN
                               LYNN M. MARTIN

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by Lynn M. Martin, who is personally known to me.

                               /s/ Janice Johnson
                               Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.


                                /s/ PAUL J. RIZZO
                                PAUL J. RIZZO

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by Paul J. Rizzo, who is personally known to me.

                                /s/ Janice Johnson
                                Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.


                               /s/ CHRISTINE A. VARNEY
                               CHRISTINE A. VARNEY

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by Christine A. Varney, who is personally known to me.

                               /s/ Janice Johnson
                               Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer, or both, of RYDER SYSTEM, INC., a Florida corporation (the "Company"), does hereby constitute and appoint GLYNIS A. BRYAN, JACQUELINE S. DESOUZA, SERGE
G. MARTIN and DAVID M. BEILIN, with full power to each of them to act alone, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission relating to said Acts, in connection with the registration under the Securities Act of Debt Securities in an aggregate principal amount (or, in the case of securities issued at an original issue discount, for net proceeds) of up to $800,000,000 to be issued by the Company under provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as applicable, to the registration statements, or to any amendments, post-effective amendments, supplements or papers supplemental to registration statements, to be filed in respect of said debt securities, and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 30th day of July 1998.


                               /s/ ALVA O. WAY
                               ALVA O. WAY

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF DADE    )

The foregoing instrument was acknowledged before me this 30th day of July, 1998, by Alva O. Way, who is personally known to me.


                               /s/ Janice Johnson
                               Notary Public

My Commission Expires:
Official Notary Seal
Janice Johnson
Notary Public State of Florida
Commission No. CC460394
My Commission Exp. May 7, 1999